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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 14, 1998



                          FIRST SECURITY CORPORATION
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              Exact name of registrant as specified in its charter

Delaware                            1-6906                            87-6118148
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State or other jurisdiction    Commission File No.             IRS Employer ID #
of incorporation


        79 South Main, P.O. Box 30006, Salt Lake City, Utah 84130-0006
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              Address and zip code of principal executive offices

                                (801) 246-5706
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                         Registrant's telephone number


ITEM 5.  OTHER EVENTS

  First Security Corporation has reached final agreement with its underwriters on the form of Underwriting Agreement that will govern take downs of securities from the First Security Corporation Universal Shelf Registration now effective at the Commission (Commission file number 333-58873). The form of this Underwriting Agreement is filed herewith as an exhibit, and will be incorporated by reference into the Universal Shelf registration statement.


EXHIBITS

   Exhibit 1    Form of Underwriting Agreement.



                              FIRST SECURITY CORPORATION

                              /s/ Scott C. Ulbrich
                              --------------------
                              Scott C. Ulbrich
                              Executive Vice President and Chief Financial
                              Officer


Dated:  October 14, 1998